August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of CopperCapital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                               Very truly yours,

                               /s/ Joseph J. Peirce
                               Joseph J. Peirce

                               Joseph J. Peirce
                               _________________________________________
                               Please Print Name(s)

Number of Shares of
Common Stock Owned:  450,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                                  Very truly yours,

                                  BRASEL FAMILY PARTNERS LTD.

                                  By /s/ Timothy  J. Brasel
                                     Timothy J. Brasel

                                  Timothy J. Brasel
                                  _________________________________________
                                  Please Print Name(s)

Number of Shares of
Common Stock Owned:  150,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                               Very truly yours,

                               NASUS LESARB, LTD.

                               By:/s/ Susan Brasel
                                  Susan Brasel

                               Susan Brasel
                               _________________________________________
                               Please Print Name(s)

Number of Shares of
Common Stock Owned:  300,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                                Very truly yours,

                                LA MIRAGE TRUST

                                By:/s/ Timothy J. Brasel
                                   Timothy J. Brasel

                                Timothy J. Brasel
                                _________________________________________
                                Please Print Name(s)

Number of Shares of
Common Stock Owned:  300,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                               Very truly yours,

                               /s/ Joe Peirce, Jr.
                               Joe Peirce, Jr.

                               Joe Peirce, Jr.
                               _________________________________________
                               Please Print Name(s)

Number of Shares of
Common Stock Owned:  150,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                              Very truly yours,

                              /s/ Heidi Peirce
                              Heidi Peirce

                              Heidi Peirce
                              _________________________________________
                              Please Print Name(s)

Number of Shares of
Common Stock Owned:  150,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                                 Very truly yours,

                                 /s/ Frederick M. Dower
                                 Frederick M. Dower

                                 Frederick M. Dower
                                 _________________________________________
                                 Please Print Name(s)

Number of Shares of
Common Stock Owned:  250,000

August 31, 1998

Copper Capital Corp.
5770 South Beech Court
Greenwood Village, Colorado  80121

Gentlemen:

    The undersigned, a beneficial owner of the no par value common stock of Copper Capital Corp. (the "Company"), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form 10-SB (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a merger or acquisition.

    In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully closes a merger or acquisition. Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company. Furthermore, the undersigned agrees that all certificates evidencing his/her shares will be held by Krys Boyle Freedman & Sawyer, P.C., legal counsel for the Company, who will hold the certificates until the Company has completed a merger or acquisition.

                               Very truly yours,

                               /s/ Kurt Tuerkl
                               Kurt Tuerkl

                               Kurt Tuerkl
                               _________________________________________
                               Please Print Name(s)

Number of Shares of
Common Stock Owned:  250,000